UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 21, 2020

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2020, Invacare Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), where the Company’s shareholders approved Amendment No. 2 (the “Plan Amendment”) to the Invacare Corporation 2018 Equity Compensation Plan (the “2018 Equity Plan”), which increased the number of Company common shares authorized and reserved for issuance under the 2018 Equity Plan by 1,400,000 shares. The material terms of the Plan Amendment and the 2018 Equity Plan are summarized in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 13, 2020.
The description of the Plan Amendment as contained herein is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 5.02.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 21, 2020, the Company held its 2020 Annual Meeting, at which the Company’s shareholders acted on proposals to: (1) elect nine directors to a one-year term that will expire at the annual meeting of shareholders in 2021; (2) approve and adopt Amendment No. 2 to the Invacare Corporation 2018 Equity Compensation Plan; (3) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2020 fiscal year; and (4) approve, on an advisory basis, the compensation of the Company’s named executive officers.
Each of the following nominees was elected to the board of directors for a one-year term of office expiring at the annual meeting of shareholders in 2021 with respective votes as follows:

Nominees	For	Withheld	Broker Non-Votes
Susan H. Alexander	27,585,077	328,161	2,929,618
Julie A. Beck	27,815,681	97,557	2,929,618
Petra Danielsohn-Weil, PhD	27,446,548	466,690	2,929,618
Diana S. Ferguson	27,585,396	327,842	2,929,618
Marc M. Gibeley	27,446,674	466,564	2,929,618
C. Martin Harris, M.D.	25,843,116	2,070,122	2,929,618
Matthew E. Monaghan	27,472,841	440,397	2,929,618
Clifford D. Nastas	27,578,191	335,047	2,929,618
Baiju R. Shah	27,376,700	536,538	2,929,618
The proposal to approve and adopt Amendment No. 2 to the Invacare Corporation 2018 Equity Compensation Plan was approved with 18,033,572 votes for, 9,846,906 votes against, 32,760 votes abstained and 2,929,618 broker non-votes.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2020 fiscal year was approved with 30,068,578 votes for, 754,241 votes against and 20,037 votes abstained. There were no broker non-votes with respect to this proposal.
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with 25,565,802 votes for, 2,302,079 votes against, 45,357 votes abstained and 2,929,618 broker non-votes.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to Invacare Corporation 2018 Equity Compensation Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 21, 2020	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to Invacare Corporation 2018 Equity Compensation Plan.